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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                December 10, 1999
                Date of report (Date of earliest event reported)



                                  CV REIT, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     1-8073                   59-0950354
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(State or other jurisdiction         Commission              (I.R.S. Employer
      of incorporation)              File Number          Identification Number)



              100 Century Boulevard, West Palm Beach, Florida 33417
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               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code(407) 640-3155


          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

      On December 10, 1999, the Board of Directors of CV Reit, Inc. (the "Company") approved the Company entering into an Agreement and Plan of Reorganization and Merger with Kranzco Realty Trust, KRT Trust and Kramont Realty Trust, dated as of December 10, 1999 (the "Merger Agreement"). The Merger Agreement was executed and delivered by the Company and the other parties thereto on December 10, 1999. The Company issued a press release announcing the signing of the Merger Agreement on December 13, 1999.

      Copies of the Merger Agreement and the press release issued by the Company have been filed as exhibits hereto and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)   Exhibits.

      2.1 Agreement and Plan of Reorganization and Merger among CV Reit, Inc., Kranzco Realty Trust, KRT Trust and Kramont Realty Trust, dated as of December 10, 1999

      99.1 Press Release, dated December 13, 1999, issued by CV Reit, Inc.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CV REIT, INC.



Date:  December 15, 1999            By: /s/ Louis P. Meshon, Sr.
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                                         Louis P. Meshon, Sr., President
                                         and Chief Executive Officer

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